First Quarter FY 2012 Earnings Presentation Bristow Group Inc. August 9, 2011 Exhibit 99.1

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

First quarter earnings call agenda
Introduction
CEO remarks and operational highlights
Current and future financial performance
- FY12 Q1 Financial discussion
- Introduction of Client Promise,
LACE rate and BVA
Closing remarks
Questions and answers
Linda McNeill, Director Investor Relations
Bill Chiles, President and CEO
Jonathan Baliff, SVP and CFO
Bill Chiles, President and CEO

Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings guidance, expected operating margins and other financial projections; future dividends; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; our use of excess cash; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.
These risks, uncertainties and other factors include those discussed under the captions “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual
Report on Form 10-K for the fiscal year ended March 31, 2011 and our Quarterly Report on Form 10-Q for the
quarter ended June 30, 2011.  We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

4 Chief Executive comments Bill Chiles, President and CEO

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operational safety review
0.40
0.32
0.38
0.33
0.34
0.34
0.31
0.28
0.43
0.00 0.00
0.25
0.00
0.50
1.00
J A S O N D J F M A M J
1.17
0.78 0.78
0.00 0.00 0.00
0.54
0.00
1.00
2.00
2006 2007 2008 2009 2010 2011 Q1 2012
* Includes consolidated commercial operations only
0.16
0.13
0.16
0.14
0.13
0.15
0.14
0.13
0.23
0.00
0.00
0.25
0.00
0.10
0.20
0.30
0.40
0.50
J A S O N D J F M A M J
Total Reportable Injury Rate per 200,000 man-
hours (cumulative)
Lost Work Case Rate per 200,000
man-hours (cumulative)
Air Accident Rate* per 100,000
Flight Hours (Fiscal Year)
FY11
FY12
FY11
FY12

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Q1 FY12 highlights
•
Quarterly performance similar to Q1 FY11 and was impacted by front-
loaded costs primarily due to compensation
•
Bristow reaffirms earnings per share guidance for the full FY12 of
$3.55 to $3.90
•
FY12 LACE Rate guidance range initiated at $7.20 - $7.50M per Large
AirCraft Equivalent (LACE) aircraft
•
Significant Other International Business Unit (OIBU) growth plus new contracts worldwide highlight strength in FY12 and beyond
•
Q1 Operating revenue of $286.8M (5% increase from Q1 FY11, 5% increase from Q4 FY11)
•
Q1 adjusted EPS * of $0.54 (same as Q1 FY11, 37% decrease from Q4 FY11)
•
Q1 GAAP EPS of $0.57 (same as Q1 FY11, 32% decrease from Q4 FY11)
•
Q1 adjusted operating income * of $35M (8% decrease from Q1 FY11, 30% decrease from Q4 FY11)
•
Q1 adjusted EBITDA * of $58.1M (same as Q1 FY11, 21% decrease from Q4 FY11)
•
Q1 Operating cash flow of $52.9M (106% increase from Q1 FY11, 47% increase from Q4 FY11)
*  Adjusted EPS, adjusted operating income and adjusted EBITDA amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended June 30  , 2011 th

• Brent remains above $100 in the face of EIA (U.S. Energy Information Administration)
reserve release in April 2011 and the weak global economy
• By the end of 2011, Global Exploration & Production (E&P) spending will have reached the 2008 pre-recession level of $500 billion
• This E&P confidence is reflected in improved helicopter tender activity, principally for
FY12/13 work and gives us a positive outlook for our business
• More than 80 % of global E&P spending is Non-US, with Brazil, West Africa and
Southeast Asia as the front runners with a growth rate of 11%
• 55% of our fleet and 86% of our operating revenue comes from international markets
Current market environment
Source: Barclays Capital Research and PFC Energy June 2011

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Operating Income* Q1 FY11
Australia
16%
North America
11%
West Africa
32%
Europe
37%
Other International
4%
Operating Income* Q1 FY12
North America
3%
West Africa
21%
Europe
44%
Other International
23%
Australia
9%
Quarter-over-quarter changes in Operating Income
Total Operating income for Q1 FY12 is $36.4M
Total operating income for Q1 FY11 is $39.7M
*
Excludes centralized operations, corporate, gain on disposals of assets, and Bristow Academy

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

•
Europe represents 38% of total operating revenue
in Q1 FY12 and 44% of operating income
•
Operating margin of 21.5% vs 21.4% in prior year
quarter
• European oil and gas continues to grow
with new entrants, despite experts
predictions that a rapid decline would
set in
• Front-loaded compensation costs
• Salary costs in Norway and labor costs
associated with hard landing in NNS
Outlook:
•
New incremental work
•
UK Gap SAR and SARH
•
Norway SAR
•
FBH contracts
Operating margin expected for FY12 to be ~ low
twenties
Europe (EBU)
UK
Netherlands
Norway
Norwich
Aberdeen
Scasta
Stavanger
Den Helder
Bergen
Hammerfest
Esbjerg
Humberside
Kristiansund

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

West Africa (WASBU)
Nigeria
Lagos
Escravos
Port Harcourt
Warri Osubi
Eket
Calabar
•
Nigeria represents 18% of total operating
revenue in Q1 FY12 and 21% of operating
income
•
Operating revenue of $52.3M decreased from
$57.7M in Q1 FY11
•
Operating income decreased to $11.2M from
$15.6M
•
Operating margin  of 21.5% vs 27.1% in prior
year quarter
• Increased operating expense in Q1
FY12  related to compensation, new a/c
depreciation, and other expenses.
Outlook:
•
Introduction of large new technology aircraft to
market place
•
Restructuring continues
Operating margin expected in FY12 to be
back in the ~ low to mid twenties
Warri Texaco

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Exmouth
Learmonth
Varanus Is
Barrow Is
Australia (AUSBU)
Australia
Perth
Dongara
Essendon
Tooradin
Broome
Truscott
Darwin BDI provide support
to the Republic of
Singapore Air Force
Oakey
•
Australia represented 14% of total operating
revenue in Q1 FY12 and 9% of operating
income
•
Operating revenue of $40.9M increased
from $33.8M primarily due to a favorable
currency exchange rate
•
Operating income decreased from $8M in
Q1 FY11 to $4.5M in Q1 FY12
• Introduction of new a/c type
• Increase in training and salary costs
•
Operating margin 11.1% vs 23.6% for the
prior year quarter
• Training costs  which are not expected
to recur on the same level and increase
in depreciation
Outlook:
•
Work shifted toward the second half of the
fiscal year
Operating margin expected  for FY12
to be ~ low teens
Karratha

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Other International (OIBU)
Consolidated in OIBU
Unconsolidated Affiliate
•
OIBU represented 12% of total operating revenue and
23% of operating income for Q1 FY12
•
Operating revenue increased to $34.5M from $32.6M
•
Operating income increased to $11.9M from $2.3M
•
Operating margin increased to 34.5% vs 6.9% in the
prior year quarter
• Significant increased revenue from
Suriname, Brazil, Ghana, Trinidad and
Russia
• The remaining interest in Heliservicio was sold in
July but we will continue to dry lease
aircraft
Outlook:
•
Africa is flourishing market on the activity forefront
•
Potential expansion to Indonesia
•
LIDER has been officially qualified by Petrobras as
best bid on 14 medium a/c, with 7 a/c starting work
September 2011
Expect operating margin in FY12 to be
~mid twenties

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

North America (NABU)
•
Operating revenue fell to $43.9M from $52.1M
and represented 15% of total operating
revenue;
•
Operating income of $1.6M vs. $5.3M in the
prior year quarter
•
Operating margin of 3.6% declined from 10.2%
in the  prior year quarter
• 22% sequential flight hour increase
(from 16,741 hours in Q4 FY11 to 20,434
in Q1 FY12)
• We achieved price increases on contract
renewals
Outlook:
•
Permits beginning to be issued resulting in
additional aircraft requests from clients
•
Large aircraft demand slowly increasing
•
Continued restructuring to bring down the fixed
costs
Expect operating margins for remainder
of FY12 to remain in the single digits

14 Financial discussion Jonathan Baliff, SVP and CFO

Financial highlights - Adjusted EPS & EBITDA* Summary
Q1 FY11 to Q1 FY12 adjusted EPS bridge
Q1 FY11 to Q1 FY12 adjusted EBITDA bridge (in millions)
*  Adjusted EPS, adjusted operating income and adjusted EBITDA amounts exclude gains and losses on dispositions of assets and any special items during the period. See reconciliation of these items to GAAP in our earnings release for the quarter ended June 30  , 2011 th
$0.54 $0.54
$0.01
$0.04
$0.05
$0.10
Q1FY2011 Operations Corporate and Other Taxes FX Changes Q1FY2012
$58.1 $58.1
$4.7
$2.1
$6.8
Q1FY2011 Operations Corporate and Other FX Changes Q1FY2012

56
27
19
5
24
9
6
6
14
29
9
4
8
North America
Brazil, Colombia
Mexico, Trinidad
Nigeria, Ghana
Equatorial Guinea
Europe
Caspian, Mid-East
Libya, East Africa
Malaysia, Thailand
Indonesia
Australia
Small Medium Large
Total Opportunities *
113
Wider scope of Bristow five year growth opportunities…
442 aircraft
Chart shows specific customer opportunities identified by Bristow as of May 2011
30
42
26
77
24
56
162
224
Total Aircraft Opportunities
New replacement
aircraft
Existing
aircraft
New growth
aircraft
107
56
279

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Identified opportunities for the next five years while
maximizing optionality
large medium small
Orders* 11 0 0
Options* 24 15 0
*As of June 30, 2011
442 aircraft opportunities identified
67 built into 5
year plan
11 on
order
335 demand for New aircraft
112 expected win rate
based on market share

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

116
497
103
1,378
238
1,121
735
FY11 balance Operating
cash flow
Asset sales Aircraft
purchases
Other capex Maintain
optimal capital
structure
Available for
dividend/
growth/other
capital return
Five year cumulative cash projection with over $700 million
available for further growth and capital return
Operating
leases
Operating
leases

19 Introduction of Client Promise, LACE & BVA Jonathan Baliff, SVP and CFO

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

We Have Enhanced Our Focus on Value
Client Promise
LACE Rate
Bristow Value Added
Creating client value through
differentiation
Driving and communicating
utilization and revenue productivity
Delivering shareholder return above
our cost of capital

TARGET ZERO ACCIDENTS

TARGET ZERO DOWNTIME

TARGET ZERO COMPLAINTS

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

The Client Promise: value through differentiation
Target Zero accidents, downtime and complaints
programs deliver value to operators.
More zero-accident flight hours than anyone,
more uptime than anyone,
and hassle-free service
creates confidence in flight. Worldwide.
Lowers client’s offshore operating costs
and improves productivity.
Earns us more business
to improve BVA.

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Introduction to LACE and the LACE Rate
–
Large Aircraft Equivalent
(LACE)
–
“LACE”
normalizes revenue and is
functionally similar to BOE in the E&P
business
–
“LACE”
combines Large, Medium and
Small aircraft into a simple and similar
form of revenue producing asset
–
“LACE Rate”, Revenue/LACE,
will become the “Day Rate”
equivalent for our business
LACE Math
100% per # of Large Aircraft
+50% per # of Medium Aircraft
+25% per # of Small Aircraft
= Total # of LACE Aircraft
x LACE Rate (Revenue/LACE)
= Revenue

LACE and LACE Rate Historical Trends
LACE and LACE Rate excludes Bristow Academy, affiliate aircraft, aircraft held for sale, aircraft construction in progress, and reimbursable revenue
*LACE calculated for end of year
LACE Rate (Annual)
(in millions)
$4.92
$5.72
$6.14
$6.49
$7.15
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
$7.00
$7.50
FY07 FY08 FY09 FY10 FY11
323
324
295
290
279
156
161
164
159
153
0
50
100
150
200
250
300
350
FY07 FY08 FY09 FY10 FY11
Conslidated commercial aircraft Large Aircraft Equivalent (LACE*)

Phase II guidance roll out
* Guidance is for average yearly LACE and excludes Bristow Academy, A/C held for sale, CIP, and reimbursable revenue
Phase I
• EPS guidance range (as of May 11, 2011; reaffirmed today)
$3.55 - $3.90, excluding effects of asset dispositions and special items
• Depreciation and amortization expense ~$85 – $90 million
• SG & A expense ~ $135 - $140 million
• Interest expense ~ $37 - $42 million
• Tax ~ 20% - 24% (assuming revenue earned in same regions and same mix)
Phase II
• FY12 LACE* (Large Aircraft Equivalent)  = 156
•
FY12 LACE Rate = Revenue/LACE* = $7.20 to $7.50 million per LACE aircraft per year

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

Introducing BVA, Bristow Value Added
• BVA is the key measure to define
financial success.
• BVA is robust enough to capture:
Revenue/Pricing
After Tax Margins
Asset Intensity
Reinvestment Rate
Differentiation
Sustainability
Risk
Gross
Cash
Flow
Adjusted After
Tax Operating
Cash Flow
Bristow
Value
Added
Capital
Charge
Gross
Operating
Assets
X
Required
Return %

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS Bristow

Financial Indicators and BVA Trends
Gross Operating Asset Intensity
($ of revenue/$ of asset)
0.47
0.49
0.53
0.59
0.65
0.00
0.10
0.20
0.30
0.40
0.50
0.60
0.70
FY07 FY08 FY09 FY10 FY11
Gross Revenue
(in millions)
$898
$1,040
$1,134
$1,168
$1,233
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
FY07 FY08 FY09 FY10 FY11
Gross Cash Flow and Capital Charge
(in millions)
$128
$174
$189
$218
$257
$132
$173
$212
$244
$267
$0
$50
$100
$150
$200
$250
$300
FY07 FY08 FY09 FY10 FY11
GCF
Capital Charge
Bristow Value Added (BVA)
(in millions)
($3.6)
$0.5
($23.1)
($25.6)
($10.1)
($30.0)
($25.0)
($20.0)
($15.0)
($10.0)
($5.0)
$0.0
$5.0
FY07 FY08 FY09 FY10 FY11

Note: BVA for Bristow Consolidated excluding the impact of Strategic Equity Investments (e.g. Lider etc). BVA  is the sum of the four fiscal quarters in each year. Presentation of gross cash flow and gross operating asset data is in the Appendix

X
X
-

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Driving BVA… Driving Shareholder Value
The Client Promise
Investing in Fleet
Expansion
Cost Efficiency
Capital
Productivity
Strategic Initiative
Changes in
BVA
($)
Shareholder
Total Return
($)
LACE Rate
($ per aircraft
per year)
LACE
(aircraft)
Gross Cash
Flow Margin
(%)
Asset
Intensity
(%)
Revenue
($)
BVA Margin
($)
=
Lace = Large A/C Equivalents
LACE Rate = Revenue per LACE
Gross Cash Flow Margin
Asset Intensity Charge
= (EBITDAR less Tax) over Revenue
= (Required Return times Gross Operating Assets) over Revenue

Conclusions
• Front-loaded compensation, professional, and training costs in the first quarter masked significant growth in the Other
International Business Unit
• Reaffirmation of annual EPS guidance of $3.55 - $3.90 for this fiscal year
• Dividend of $0.15 approved for payment on September 12,
2011
• Client Promise, LACE and BVA initiatives demonstrate our
commitment and innovation with our clients and shareholders
to create value
Analyst Day on November 10, 2011 in New York

29 Appendix

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Organizational Chart - as of June 30, 2011
Business Unit
Corporate
Region
Joint Venture
Key
Operated Aircraft
Bristow owns and/or operates
372 aircraft as of June 30, 2011
Bristow
NABU
15%*
AUSBU
14%
EBU
38%
WASBU
18%
OIBU
12%
BRS Academy
2%
(* % of Q1 FY12 Total Operating Revenue)
U.S. GoM – 81/7
Alaska – 14/3
UK – 35/4
Netherlands – 5/1
Norway – 14/3
Denmark – 1/1
Ireland – 1/1
FBH - 64
Nigeria – 49/7
HC - 13
Lider - 77
PAS - 45
Australia – 32/10 Mexico – 18/5
Brazil – 6/9
Trinidad – 8/1
Russia – 7/3
Egypt – –/–
India – 1/2
Turkmenistan – 2/1
Malaysia – 5/2
Other –19/1
Florida – 52/1
Louisiana – 13/1
California – 6/1
U.K. – 3/1
Affiliated Aircraft
Bristow affiliates and joint
ventures operate 199 aircraft
as of June 30, 2011
( # of Aircraft / # of Locations)
(No. of aircraft)

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Medium and Large
As of June 30, 2011
Next Generation Aircraft
Medium capacity 12-16 passengers
Large capacity 18-25 passengers
Mature Aircraft Models
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Large Helicopters
AS332L Super Puma 18 Twin Turbine 30 - 30 -
Bell 214ST 18 Twin Turbine - - - -
EC225 25 Twin Turbine 17 - 17 3
Mil MI 8 20 Twin Turbine 7 - 7 -
Sikorsky S-61 18 Twin Turbine 2 - 2 -
Sikorsky S-92 19 Twin Turbine 23 1 24 8
79 1 80 11
LACE
73
Medium Helicopters
AW139 12 Twin Turbine 7 2 9 -
Bell 212 12 Twin Turbine 3 14 17 -
Bell 412 13 Twin Turbine 39 31 70 -
EC155 13 Twin Turbine 4 - 4 -
Sikorsky S-76 A/A++ 12 Twin Turbine 20 7 27 -
Sikorsky S-76 C/C++ 12 Twin Turbine 54 27 81 -
127 81 208 -
LACE
59

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Aircraft Fleet – Small, Training and Fixed
As of June 30, 2011 (continued)
Next Generation Aircraft
Mature Aircraft Models
Small capacity 4-7 passengers
Training capacity 2-6 passengers
Aircraft
Type No. of PAX Engine Consl Unconsl Total Ordered
Small Helicopters
Bell 206B 4 Turbine 2 2 4 -
Bell 206 L-3 6 Turbine 4 6 10 -
Bell 206 L-4 6 Turbine 31 2 33 -
Bell 407 6 Turbine 42 1 43 -
BK 117 7 Twin Turbine 2 - 2 -
BO-105 4 Twin Turbine 2 - 2 -
EC135 7 Twin Turbine 6 3 9 -
89 14 103
-
LACE
22
* LACE does not include held for sale, training and fixed wing helicopters
Training Helicopters
AS355 4 Twin Turbine 3 - 3 -
Bell 206B 6 Single Engine 8 - 8 -
Robinson R22 2 Piston 12 - 12 -
Robinson R44 2 Piston 2 - 2 -
Sikorsky 300CB/Cbi 2 Piston 48 - 48 -
AS350BB 4 Turbine - 36 36 -
Agusta 109 8 Twin Turbine - 2 2 -
AW139 12 Twin Turbine - 3 3 -
Bell 212 12 Twin Turbine - 8 8 -
Bell 412 13 Twin Turbine - 15 15 -
Fixed Wing 1 - 1 -
74 64           138
-
-
Fixed Wing
3 39 42
-
Total
372 199 571 11
TOTAL LACE (Large Aircraft Equivalent)* 154 11

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Consolidated Fleet Changes and Aircraft Sales for
Q1 FY12
# of A/C
Sold
Cash
Received* Gain/ Loss*
Q1 FY 12 3                2,478           1,525
Totals
3              2,478          1,525
* Amounts stated in thousands
Q 1 FY12 Total
Fleet Count Beginning Period
373 373
Delivered
EC225
2 2
0
Total Delivered
2 2
Removed
Sales
(3) (3)
Other*
-
Total Removed
(3) (3)
372 372
* Includes net lease returns and commencements

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Cash Flow Presentation
(in millions)
Gross Cash Flow Reconciliation FY2007 FY2008 FY2009 FY2010 FY2011
Net Income 74 104 123 112 132
Depreciation and Amortization 43 54 66 75 91
Interest Expense 11 24 35 42 46
Interest Income (9) (13) (6) (1) (1)
Rent 19 23 21 18 29
Other Income/expense-net 9 (2) (3) (3) 4
Earnings of Discontinued Operations 0 4 0 0 0
Gain/loss on Asset Sale (11) (9) (45) (19) (10)
Tax Effect from Special Items 2 2 10 4 (15)
Earnings (losses) from Unconsolidated Affiliates, Net (11) (13) (13) (12) (20)
Non-controlling Interests 1 (0) 2 1 1
Gross Cash Flow $128 $174 $189 $218 $257

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Gross Operating Asset Presentation
(in millions)
Adjusted Gross Operating Assets Reconciliation FY2007 FY2008 FY2009 FY2010 FY2011
Total Assets 1,506 1,977 2,335 2,495 2,663
Accumulated Depreciation 300 317 351 404 446
Capitalized Operating Leases 61 63 90 97 132
Cash and Cash Equivalents (184) (290) (301) (78) (116)
Assets from Discontinued Operations (26) 0 0 0 0
Investment in Unconsolidated Entities (47) (52) (20) (205) (209)
Goodwill (7) (16) (45) (32) (32)
Prepaid Pension Cost 0 0 0 0 0
Intangibles (3) (3) (10) (9) (7)
Assets Held for Sale: Net (8) (6) (4) (17) (32)
Assets Held for Sale: Gross 13 11 11 39 71
Accounts Payable (40) (50) (45) (49) (57)
Accrued Maintenance and Repairs (12) (13) (10) (11) (16)
Other Accrued Taxes (9) (2) (3) (3) (4)
Accrued Wages, Benefits and Related Taxes (36) (36) (40) (36) (35)
Other Accrued Liabilities (17) (22) (20) (15) (20)
Income Taxes Payable (3) (6) 0 (2) (3)
Deferred Revenue (16) (15) (18) (19) (10)
ST Deferred Taxes (18) (9) (6) (10) (12)
LT Deferred Taxes (76) (92) (120) (143) (148)
Adjusted Gross Operating Assets before Lider $1,376 $1,757 $2,144 $2,408 $2,611

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Operating margin trend
As reported in prior periods (operating income/gross revenue)
2008 2009 2012
Full Year Full Year Full Year Q1 Q2 Q3 Q4 FY Q1
EBU 23.6% 19.3% 17.0% 18.0% 18.4% 19.6% 18.8% 18.8% 17.3%
WASBU 17.9% 21.5% 28.5% 26.5% 29.5% 29.8% 24.0% 27.4% 20.6%
NABU 14.5% 12.1% 6.1% 10.1% 16.1% 4.2% -4.0% 7.5% 3.6%
AUSBU 17.2% 5.9% 23.2% 22.5% 16.3% 17.2% 17.4% 18.2% 10.0%
OIBU 17.3% 27.0% 19.2% 6.9% 30.6% 27.7% 45.8% 28.4% 33.6%
Consolidated 16.0% 17.8% 15.5% 13.6% 17.1% 14.7% 16.1% 15.4% 11.3%
New methodology (operating income/operating revenue)
2008 2009 2012
Full Year Full Year Full Year Q1 Q2 Q3 Q4 FY Q1
EBU 29.2% 24.3% 20.8% 21.4% 22.1% 25.4% 23.6% 23.6% 21.5%
WASBU 19.4% 22.8% 29.9% 27.1% 30.5% 30.4% 26.1% 28.6% 21.5%
NABU 14.5% 12.2% 6.2% 10.2% 16.4% 4.2% -4.0% 7.6% 3.6%
AUSBU 17.9% 6.3% 24.3% 23.6% 17.8% 18.8% 19.1% 19.8% 11.1%
OIBU 17.4% 27.3% 19.4% 6.9% 30.9% 28.2% 47.1% 28.8% 34.5%
Consolidated 17.6% 19.6% 17.0% 14.6% 18.7% 16.5% 18.2% 17.0% 12.7%
2010 2011
2010 2011

TARGET ZERO
ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS
Bristow

Leverage Reconciliation
*Adjusted EBITDAR exclude gains and losses on dispositions of assets
Debt Investment Capital Leverage
(a) (b) (c)  = (a) + (b) (a) / (c)
(in millions)
As of June 30, 2011 732.4 $                                        1,538.7 $      2,271.1 $          32.2%
Adjust for:
Unfunded Pension Liability 98.1                                             98.1
NPV of GE and Norsk Lease Obligations 39.6                                             39.6
Adjusted 870.1 $
(d)
1,538.7 $      2,408.8 $          36.1%
Calculation of debt to adjusted EBITDAR multiple
Adjusted EBITDAR*:
FY 2012 271.9 $                                        (e)
Annualized 362.5 $
= (d) / (e) 3.2:1

Bristow

TARGET ZERO ZERO ACCIDENTS / ZERO DOWNTIME / ZERO COMPLAINTS

Bristow

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